SEGMENT REPORTING	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 2 – SEGMENT REPORTING

The Company operates as a single operating and reportable segment. The Company’s chief operating decision maker (“CODM”) is the Chief Executive Officer. The CODM reviews the Company’s consolidated financial information in assessing performance and making decisions regarding the allocation of resources.

The measure of segment profit or loss used by the CODM is net income (loss), which is consistent with the corresponding measure presented in the Company’s consolidated financial statements.The CODM uses net income (loss) to evaluate the Company’s overall financial performance, monitor actual results against expectations, and make decisions regarding the allocation of resources.

The following table presents revenues, significant segment expenses, other segment items, and the measure of segment profit or loss that are regularly provided to the CODM for the periods presented:

	For the Six Months Ended June 30,
	2026	2025
Revenue	$433,784	$471,198
Cost of revenue	316,938	308,320
Selling and marketing	24,952	26,860
General and administrative	98,678	115,390
Interest income, net	(38)	(25)
Other expense, net	1,130	538
Other segment items	-	-
Net income (loss)	$(6,784)	$20,628

Significant segment expenses presented above represent the expense categories that are regularly provided to the CODM and are included in the measure of segment profit or loss used by the CODM to assess performance and allocate resources.

Other segment items were $0 for the six months ended June 30, 2026 and 2025 because all items included in the measure of segment net income (loss) that were significant and regularly provided to the CODM are separately disclosed above.

The Company has one reportable segment and therefore the segment revenues and net income (loss) presented above are the same as the corresponding consolidated amounts presented in the consolidated financial statements.